                          PNC Mortgage Acceptance Corp.
                 Commercial Mortgage Pass-Through Certificates,
                                 Series 1999-CM1

                                  $678,669,000
                                  (Approximate)
                              Offered Certificates

[GRAPHIC OMITTED]                                    [GRAPHIC OMITTED]

MIDLAND                                   A DONALDSON, LUFKIN & JENRETTE COMPANY
LOAN SERVICES, INC.

Donaldson, Lufkin & Jenrette

                               PNC Capital Markets

                                                           Prudential Securities


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

Transaction Offering:

--------------------------------------------------------------------------------------
                                     Percentage
                        Initial      of Initial                               Pass-
                       Aggregate     Mortgage                Initial         Through
                       Principal       Pool      Credit    Pass-Through       Rate
Class   Ratings(1)      Balance       Balance    Support      Rate         Description
-----   ----------      -------       -------    -------      ----         -----------

Publicly Offered Certificates:

S        AAAr/AAA     $760,414,266(2)    --         --         --              --
A-1A      AAA/AAA      123,351,000     16.22%     26.75%       --              --
A-1B      AAA/AAA      433,652,000     57.03%     26.75%       --              --
A-2        AA/AA        39,922,000      5.25%     21.50%       --              --
A-3         A/A         34,218,000      4.50%     17.00%       --              --
A-4        A-/A-        13,308,000      1.75%     15.25%       --              --
B-1       BBB/BBB       24,713,000      3.25%     12.00%       --              --
B-2      BBB-/BBB-       9,505,000      1.25%     10.75%       --              --

Privately Offered Certificates(5):

B-3         --             --            --         --         --              --
B-4         --             --            --         --         --              --
B-5         --             --            --         --         --              --
B-6         --             --            --         --         --              --
B-7         --             --            --         --         --              --
B-8         --             --            --         --         --              --
C           --             --            --         --         --              --
D           --             --            --         --         --              --
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                             Wtd.
                             Avg.                  Principal      Legal
Class                      Life(3)   Maturity(3)   Window(3)      Status      SMMEA/ERISA(4)
-----                      -------   -----------   ---------      ------      --------------
Publicly Offered Certificates:

S                            9.1        1/20            --         Public         Yes/Yes
A-1A                         5.7        7/08        1/00-7/08      Public         Yes/Yes
A-1B                         9.6        10/09       7/08-10/09     Public         Yes/Yes
A-2                          9.9        11/09      10/09-11/09     Public          Yes/No
A-3                          9.9        11/09      11/09-11/09     Public          No/No
A-4                          9.9        11/09      11/09-11/09     Public          No/No
B-1                          9.9        11/09      11/09-11/09     Public          No/No
B-2                          9.9        11/09      11/09-11/09     Public          No/No

Privately Offered Certificates(5):

B-3                           --         --             --       Private-144A        --
B-4                           --         --             --       Private-144A        --
B-5                           --         --             --       Private-144A        --
B-6                           --         --             --       Private-144A        --
B-7                           --         --             --       Private-144A        --
B-8                           --         --             --       Private-144A        --
C                             --         --             --       Private-144A        --
D                             --         --             --       Private-144A        --
--------------------------------------------------------------------------------------------

(1)   Standard & Poor's Ratings Services/Fitch IBCA, Inc.
(2) Notional amount. The Class S certificates will be interest only and will not entitle their holders to distributions of principal.
(3) Assumes 0% CPR, no defaults, no extensions and each mortgage loan with an anticipated repayment date pays in full on that date. Otherwise based on "maturity assumptions" set forth under "Yield and Maturity Considerations" in the Prospectus Supplement.
(4) Expected to be eligible for each of the underwriters' individual prohibited transaction exemptions under ERISA.
(5) This term sheet was prepared solely in connection with a proposed offering of the publicly offered certificates.

--------------------------------------------------------------------------------
Originator Profile:

The mortgage loans were originated or acquired primarily by (i) Midland Loan Services, Inc. ("Midland") and (ii) Column Financial, Inc. ("Column"). Approximately 55.6 % of the mortgage loans by balance are being contributed by Midland and 44.4% are being contributed by Column. All of the mortgage loans were originated either in 1998 or 1999.

Midland, organized in 1992 and acquired by PNC Bank in 1998, has originated over 1,200 loans totaling $3.79 billion since its inception. Midland is a vertically integrated real estate financial services firm specializing in the origination, securitization and servicing of commercial real estate assets.

Column, an indirect wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., was established in August 1993. Column has originated over 1,900 commercial mortgage loans totaling $8.0 billion since its inception. Column sources, underwrites and closes various mortgage loan products through 17 production offices located throughout the country.

--------------------------------------------------------------------------------


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

Collateral Overview:

     o     Total Cut-off Date
           Principal Balance:             $760,414,266

     o     Avg. Cut-off Date
           Principal Balance:             $3,673,499

     o     Loans/Properties:              207 Loans/212 Properties

     o     Property Type:                 Multifamily (38.9%), Retail (26.5%),
                                          Office (17.7%), Other (16.9%)

     o     Geographic Distribution:       35 States. CA (15.0%), TX (11.6%), NY
                                          (9.3%), Other (64.1%)

     o     Amortization Types:            Balloon (89.7%), Hyper-Amortizing
                                          (9.3%), Fully Amortizing (1.0%)

     o     Wtd. Avg. U/W
            DSCR (1):                     1.32x

     o     Wtd. Avg. Cut-off Date
            LTV Ratio (1):                72.6%

     o     Appraisals:                    100% of the appraisals state that they
                                          follow the guidelines set forth in
                                          Title XI of FIRREA.

     o     Largest Loan:                  5.9%

     o     Five Largest Loans:            19.6%

     o     Ten Largest Loans:             27.3%

     o     Wtd. Avg. Remaining
           Term to Maturity:              116 months

     o     Wtd. Avg. Seasoning:           5 months

     o     Gross WAC:                     7.982%

     o     Call Protection:               In general, the Mortgage Loans provide
                                          for a prepayment lockout period
                                          ("Lockout"), a defeasance period
                                          ("Defeasance"), a yield maintenance
                                          premium ("YMP") period, or a
                                          combination thereof. The remaining
                                          weighted average lockout and
                                          defeasance period for all loans is 7.9
                                          years.

     o     Defeasance:                    75.0%

     o     Credit Tenant Lease:           0.3%

(1)   Excluding the CTL Loan.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

Collateral Overview (continued):

      o     Participation Loans:          None

      o     Secured Subordinate Debt:     0.5%

      o     Leasehold:                    1.3%

      o     Delinquency:                  No loan delinquent 30 days or more as
                                          of the Cut-off Date.

Transaction Overview:

      o     Structure:                    Senior/subordinated, sequential pay
                                          pass-through bonds.

      o     Lead Manager:                 Donaldson, Lufkin & Jenrette
                                          Securities Corporation

      o     Co-Managers:                  PNC Capital Markets, Inc. and
                                          Prudential Securities

      o     Mortgage Loan Sellers:        Midland Loan Services, Inc. and Column
                                          Financial, Inc.

      o     Rating Agencies:              Standard & Poor's Ratings Services/
                                          Fitch IBCA, Inc.

      o     Master Servicer:              Midland Loan Services, Inc.

      o     Special Servicer:             Midland Loan Services, Inc.

      o     Trustee:                      Norwest Bank Minnesota, National
                                          Association

      o     Cut-off Date:                 December 1, 1999

      o     Settlement Date:              December 7, 1999

      o     Determination Date:           The 4th calendar day of the month, but
                                          if that day is not a business day,
                                          then the 1st business day before that
                                          day.

      o     Distribution Date:            The 10th day of the month, or if such
                                          day is not a business day, the
                                          following business day, but no sooner
                                          than the 4th business day after the
                                          Determination Date

      o     Delivery:                     The Depository Trust Company ("DTC")
                                          through Cede & Co. (in the United
                                          States) or Cedel Bank, Societe Anonyme
                                          ("Cedel") or The Euroclear System
                                          ("Euroclear") (in Europe).

      o     ERISA:                        Classes A-1A, A-1B and S are expected
                                          to be eligible for each of the
                                          underwriters' individual prohibited
                                          transaction exemptions with respect to
                                          ERISA, subject to certain conditions
                                          of eligibility.

      o     SMMEA:                        Classes A-1A, A-1B, A-2 and S are
                                          expected to be SMMEA eligible.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

Transaction Overview (continued):

      o     Tax Treatment:                REMIC

      o     Optional Right to Terminate
            Trust:                        1%

      o     Analytics:

                                          Cashflows are expected to be available
                                          through Bloomberg, the Trepp Group,
                                          Intex Solutions and Charter Research.

      o     Extensions:                   The Special Servicer will be
                                          responsible for performing certain
                                          servicing functions with respect to
                                          Mortgage Loans that, in general, are
                                          in default or as to which default is
                                          imminent, and for administering any
                                          REO properties. The Pooling and
                                          Servicing Agreement will generally
                                          permit the Special Servicer to modify,
                                          waive or amend any term of any
                                          Mortgage Loan if it determines, in
                                          accordance with the servicing
                                          standard, that it is appropriate to do
                                          so. The Special Servicer will not be
                                          permitted to grant any extension of
                                          the maturity of a Mortgage Loan beyond
                                          60 months after its stated maturity
                                          date.

      o     Controlling Class:            The Controlling Class of
                                          Certificateholders may appoint an
                                          operating advisor that may advise or
                                          replace the Special Servicer. In
                                          general, the Controlling Class will be
                                          the most subordinate Class of
                                          Principal Balance Certificates (as
                                          defined below) which has a current
                                          aggregate certificate principal amount
                                          no less than 25% of its original
                                          aggregate certificate principal
                                          balance.

      o     Advances:                     The Master Servicer will be obligated
                                          to make advances of scheduled
                                          principal and interest payments,
                                          excluding balloon payments, subject to
                                          recoverability determination and
                                          appraisal reductions. If the Master
                                          Servicer fails to make a required P &
                                          I Advance and the Trustee is aware of
                                          the failure, the Trustee will be
                                          obligated to make that Advance.

      o     Appraisal Reductions:         An appraisal reduction generally will
                                          be created in the amount, if any, by
                                          which the unpaid principal balance of
                                          a Specially Serviced Mortgage Loan
                                          (plus other amounts overdue in
                                          connection with such loan) exceeds 90%
                                          of the appraised value of the related
                                          Mortgaged Property, plus reserves and
                                          escrows other than for taxes and
                                          insurance. The Appraisal Reduction
                                          Amount will reduce proportionately the
                                          interest portion (but not the
                                          principal portion) of any amount of
                                          P&I Advances for the loan, which
                                          reduction will result, in general, in
                                          a reduction of interest distributable
                                          to the most subordinate Class of
                                          Principal Balance Certificates
                                          outstanding. An appraisal reduction
                                          will be reduced to zero as of the date
                                          the related Mortgage Loan has been
                                          brought current for at least six
                                          consecutive months, or has been paid
                                          in full, liquidated, repurchased, or
                                          otherwise disposed of. Appraisal
                                          reductions will not effect class sizes
                                          for the purposes of determining the
                                          Controlling Class.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

Structure Description:

                                   [BAR GRAPH]

Based on the "maturity assumptions" set forth under the "Yield and Maturity Considerations" in the Prospectus Supplement and a 0% CPR (except each mortgage loan with an anticipated repayment date is assumed to be paid in full on that date).


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

Interest Distributions:

The holders of each Class of Principal Balance Certificates will be entitled on each distribution date to interest accrued at the Pass-Through Rate for that Class on the aggregate principal balance of that Class outstanding immediately prior to the related distribution date. The Class S Certificates will be entitled on each distribution date to the aggregate interest accrued on the aggregate principal balance of the Principal Balance Certificates at an annual rate equal to the difference between a weighted average of certain net mortgage interest rates on the mortgage loans and the weighted average coupon of the Principal Balance Certificates. All Classes will pay interest on a 30/360 basis.

Principal Distributions:

Available principal will be paid on each distribution date to the outstanding Classes of Principal Balance Certificates in the following sequential order:
Class A-1A, A-1B, A-2, A-3, A-4, B-1, B-2, B-3, B-4, B-5, B-6, B-7, B-8, C and D
(the "Principal Balance Certificates"). However, if Classes A-2 through D have been retired as a result of losses and additional trust fund expenses, Classes A-1A and A-1B will receive principal on a pro-rata basis.

Realized Losses and Expenses:

Realized losses from any mortgage loan and additional trust fund expenses will be allocated to the outstanding classes of Principal Balance Certificates in the following sequential order: Class D, C, B-8, B-7, B-6, B-5, B-4, B-3, B-2, B-1, A-4, A-3 and A-2. If Classes A-2 through D have been retired as a result of losses and additional trust fund expenses, future losses and additional trust fund expenses shall be applied to Classes A-1A and A-1B pro-rata.

Credit Enhancements:

Credit enhancement for each Class of publicly registered Certificates will be provided by the Classes of Certificates which are subordinate in priority with respect to payments of interest and principal.


Allocation of Yield Maintenance and Percentage Prepayment Premiums:

The certificate yield maintenance amount ("CYMA") and certificate percentage prepayment premium amount ("CPPPA") for the Class A-1A, A-1B, A-2, A-3, A-4, B-1 and B-2 Certificates (collectively, the "Yield Maintenance Certificates") equals the total yield maintenance premium or percentage prepayment premium collected, multiplied by a fraction (not greater than one or less than zero) which is based upon a formula involving the relationship between the Pass-Through Rate for each Class currently receiving principal, the mortgage rate of the mortgage loan that has prepaid, and current interest rates. In general, the CYMA and CPPPA for any distribution date will be calculated in respect of and payable to the Class(es) of Yield Maintenance Certificates entitled to receive payments of principal on such distribution date.

--------------------------------------------------------------------------------

          CYMA & CPPPA                  =    (Pass-Through Rate - Discount Rate)
           Allocation                        -----------------------------------
to Yield Maintenance Certificates              (Mortgage Rate - Discount Rate)

--------------------------------------------------------------------------------

The portion of any yield maintenance or percentage prepayment premium payable to the Class S (interest only) Certificates, will equal the total yield maintenance or percentage prepayment premium, as the case may be, less the CYMA or CPPPA, as applicable, for the Yield Maintenance Certificates as defined above.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

Allocation of Yield Maintenance and Percentage Prepayment Premiums (continued):

Allocation of Yield Maintenance and Percentage Prepayment Premiums Example:

Discount Rate Fraction Methodology:
Mortgage Rate                                        = 8%
P & I Class Coupon                                   = 6%
Discount Rate (Based on a Treasury Rate)             = 5%
% of Principal Distributed to Class                  = 100%

P & I Class Allocation:           Class S Allocation:
-----------------------           -------------------
6% - 5% x 100% = 33 1/3%          100% - P & I Class(es) Allocation  = 66 2/3%
------
8% - 5%

In general, this formula provides for an increase in the allocation of yield maintenance and percentage prepayment premiums to the Yield Maintenance Certificates as interest rates decrease and a decrease in the allocation to such Classes as interest rates rise.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

Stratification:

                                      [MAP]

                         Mortgaged Properties by State

                                                                               Weighted
                                                               Percentage of    Average                       Weighted
                           Number of     Cut-off Date              Initial     Mortgage      Weighted          Average
                           Mortgaged      Principal            Mortgage Pool   Interest       Average       Cut-off Date
State                      Properties     Balance (1)              Balance       Rates      U/W DSCR (2)    LTV Ratio (2)
=========================================================================================================================
California                     31        $114,336,631                15.0%       8.080%         1.38x           67.5%
Texas                          31          88,276,580                11.6%       7.854%         1.31            75.2%
New York                       11          70,739,105                 9.3%       8.468%         1.26            69.5%
Florida                        17          60,363,296                 7.9%       8.105%         1.31            76.1%
Michigan                        4          48,873,899                 6.4%       8.022%         1.26            74.5%
Oklahoma                        8          47,841,758                 6.3%       7.408%         1.38            76.1%
Massachusetts                   7          41,219,405                 5.4%       7.966%         1.34            72.6%
Pennsylvania                   10          35,551,312                 4.7%       7.375%         1.45            73.6%
Virginia                        6          26,877,675                 3.5%       7.965%         1.29            75.4%
Colorado                        8          22,895,070                 3.0%       8.267%         1.34            68.1%
Georgia                         9          21,853,610                 2.9%       8.036%         1.30            74.8%
New Jersey                      5          16,752,405                 2.2%       8.200%         1.26            71.6%
Arizona                         7          14,696,058                 1.9%       7.869%         1.29            74.9%
Tennessee                       2          14,563,109                 1.9%       8.512%         1.29            73.2%
Minnesota                       3          12,864,772                 1.7%       8.403%         1.38            67.3%
New Hampshire                   4          12,651,727                 1.7%       7.161%         1.27            76.4%
Maryland                        3          11,836,875                 1.6%       7.938%         1.30            74.7%
Connecticut                     5          10,660,610                 1.4%       8.341%         1.28            69.7%
Indiana                         4           9,943,866                 1.3%       8.049%         1.22            72.7%
Arkansas                        5           8,870,042                 1.2%       8.397%         1.28            71.4%
Wisconsin                       2           8,813,834                 1.2%       7.950%         1.39            70.7%
Kansas                          5           7,172,099                 0.9%       7.561%         1.35            78.8%
Louisiana                       5           6,403,302                 0.8%       7.597%         1.42            71.9%
Ohio                            3           6,088,297                 0.8%       7.452%         1.31            77.7%
Washington                      2           5,930,387                 0.8%       7.432%         1.34            76.1%
Kentucky                        1           5,715,099                 0.8%       8.170%         1.25            78.3%
Nebraska                        1           5,596,509                 0.7%       8.360%         1.21            80.0%
Oregon                          3           4,590,953                 0.6%       7.487%         1.34            60.6%
Utah                            2           4,187,021                 0.6%       8.183%         1.27            72.4%
Vermont                         1           3,812,987                 0.5%       7.260%         1.65            71.5%
Nevada                          2           3,434,286                 0.5%       8.085%         1.28            75.0%
Mississippi                     1           2,160,270                 0.3%       8.100%         1.25            78.7%
New Mexico                      2           1,989,138                 0.3%       8.280%         1.33            54.9%
Iowa                            1           1,438,558                 0.2%       8.030%         1.36            66.6%
Idaho                           1           1,413,723                 0.2%       6.950%         1.31            64.3%
                           ----------------------------------------------------------------------------------------------
Total/Weighted Average:        212       $760,414,266               100.0%       7.982%         1.32x           72.6%
                           ==============================================================================================

(1)   Assumes a Cut-off Date of December 1, 1999.
(2)   Excluding the CTL Loan.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

                                   [PIE CHART]

                          Self Storage              1.4%

                          Manufactured Housing      2.4%

                          CTL                       0.3%

                          Mixed Use                 3.4%

                          Hotel                     4.2%

                          Industrial                5.2%

                          Multifamily              38.9%

                          Office                   17.7%

                          Retail                   26.5%

                     Mortgaged Properties by Property Type

                                                                                 Weighted
                                                                 Percentage of   Average                     Weighted
                                    Number of   Cut-off Date        Initial      Mortgage    Weighted         Average
                                    Mortgaged     Principal      Mortgage Pool   Interest     Average       Cut-off Date
Property Type                       Properties   Balance (1)        Balance       Rates      U/W DSCR (2)   LTV Ratio (2)
=========================================================================================================================
Multifamily                             84       $295,917,163        38.9%        7.736%        1.32x          75.5%
Retail                                  43        201,274,526        26.5%        8.140%        1.28           72.1%
Office                                  37        134,954,503        17.7%        8.178%        1.34           69.8%
Industrial                              17         39,530,029         5.2%        8.026%        1.28           72.5%
Hotel                                    6         32,055,712         4.2%        8.426%        1.50           61.5%
Mixed Use                                7         25,513,610         3.4%        8.350%        1.40           70.7%
Manufactured Housing                     6         18,254,431         2.4%        7.076%        1.47           74.7%
Self Storage                            11         10,821,648         1.4%        8.517%        1.36           67.8%
CTL                                      1          2,092,645         0.3%        8.140%         N/A            N/A
                                    -------------------------------------------------------------------------------------
Total/Weighted Average:                212       $760,414,266       100.0%        7.982%        1.32x          72.6%
                                    =====================================================================================

(1)   Assumes a Cut-off Date of December 1, 1999.
(2)   Excluding the CTL Loan.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

                          Original Amortization Terms

                                                                                    Weighted
                                                                    Percentage of    Average                    Weighted
      Range of                          Number of    Cut-off Date       Initial     Mortgage     Weighted       Average
Original Amortization                   Mortgage       Principal    Mortgage Pool   Interest      Average     Cut-off Date
   Terms (Months)                        Loans       Balance (1)       Balance       Rates      U/W DSCR (2)   LTV Ratio (2)
============================================================================================================================
    180 - 239                                4       $  5,081,460         0.7%       8.532%        1.36x          56.3%
    240 - 299                                8         11,844,518         1.6%       8.056%        1.27           67.3%
    300 - 313                               66        147,265,364        19.4%       8.083%        1.40           68.1%
    314 - 360                              129        596,222,924        78.4%       7.951%        1.31           73.9%
                                        ------------------------------------------------------------------------------------
    Total/Weighted Average:                207       $760,414,266       100.0%       7.982%        1.32x          72.6%
                                        ====================================================================================

Maximum Original Amortization Term (Months):          360
Minimum Original Amortization Term (Months):          180
Wtd. Avg. Original Amortization Term (Months):        345

(1)   Assumes a Cut-off Date of December 1, 1999.
(2)   Excluding the CTL Loan.

                     Original Terms to Stated Maturity (1)

                                                                                    Weighted
                                                                    Percentage of    Average                    Weighted
      Range of                          Number of    Cut-off Date       Initial     Mortgage     Weighted       Average
Original Amortization                   Mortgage       Principal    Mortgage Pool   Interest      Average     Cut-off Date
to Stated Maturity (Months)              Loans        Balance (2)       Balance       Rates      U/W DSCR (3)   LTV Ratio (3)
=============================================================================================================================
     60 - 115                                6       $ 21,767,262         2.9%       8.353%        1.30x          74.6%
    116 - 120                              189        712,940,458        93.8%       7.974%        1.32           72.6%
    121 - 200                                9         20,546,541         2.7%       7.950%        1.46           70.2%
    201 - 243                                3          5,160,005         0.7%       7.734%        1.18           72.5%
                                        -------------------------------------------------------------------------------------
Total/Weighted Average:                    207       $760,414,266       100.0%       7.982%        1.32x          72.6%
                                        =====================================================================================

Maximum Original Term to Stated Maturity (Months):    243
Minimum Original Term to Stated Maturity (Months):     60
Wtd. Avg. Original Term to Stated Maturity (Months):  121

(1) In the case of hyper-amortization loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2)   Assumes a Cut-off Date of December 1, 1999.
(3)   Excluding the CTL Loan.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

                          Remaining Amortization Terms

                                                                                   Weighted
                                                                    Percentage of   Average                    Weighted
     Range of                            Number of   Cut-off Date      Initial     Mortgage    Weighted        Average
Remaining Amortization                    Mortgage     Principal    Mortgage Pool  Interest     Average      Cut-off Date
   Terms (Months)                          Loans      Balance (1)      Balance       Rates     U/W DSCR (2)  LTV Ratio (2)
==========================================================================================================================
    177 - 238                               10       $ 14,171,340         1.9%       8.175%        1.31x         63.4%
    239 - 298                               55        118,739,410        15.6%       8.015%        1.39          69.1%
    299 - 312                               13         31,280,592         4.1%       8.363%        1.43          64.2%
    313 - 359                              129        596,222,924        78.4%       7.951%        1.31          73.9%
                                        ----------------------------------------------------------------------------------
Total/Weighted Average:                    207       $760,414,266       100.0%       7.982%        1.32x         72.6%
                                        ==================================================================================

Maximum Remaining Amortization Term (Months):          359
Minimum Remaining Amortization Term (Months):          177
Wtd. Avg. Remaining Amortization Term (Months):        340

(1) Assumes a Cut-off Date of December 1, 1999.
(2) Excluding the CTL Loan.

                     Remaining Terms to Stated Maturity (1)

                                                                                    Weighted
                                                                    Percentage of    Average                    Weighted
        Range of                        Number of   Cut-off Date       Initial      Mortgage    Weighted         Average
     Remaining Terms                     Mortgage     Principal     Mortgage Pool   Interest     Average      Cut-off Date
to Stated Maturity (Months)               Loans      Balance (2)       Balance       Rates     U/W DSCR (3)   LTV Ratio (3)
===========================================================================================================================
     38 - 114                               52       $169,868,149        22.3%       7.365%        1.37x         74.6%
    115 - 119                              143        564,839,571        74.3%       8.171%        1.31          72.1%
    120 - 199                                9         20,546,541         2.7%       7.950%        1.46          70.2%
    200 - 241                                3          5,160,005         0.7%       7.734%        1.18          72.5%
                                        -----------------------------------------------------------------------------------
Total/Weighted Average:                    207       $760,414,266       100.0%       7.982%        1.32x         72.6%
                                        ===================================================================================

Maximum Remaining Term to Stated Maturity (Months):    241
Minimum Remaining Term to Stated Maturity (Months):     38
Wtd. Avg. Remaining Term to Stated Maturity (Months):  116

(1) In the case of hyper-amortization loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2)   Assumes a Cut-off Date of December 1, 1999.
(3)   Excluding the CTL Loan.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

                        U/W Debt Service Coverage Ratios

                                                                       Weighted
                                                      Percentage of    Average                       Weighted
                           Number of   Cut-off Date     Initial        Mortgage     Weighted         Average
     Range of              Mortgage     Principal     Mortgage Pool    Interest     Average        Cut-off Date
     U/W DSCRs             Loans       Balance (1)      Balance         Rates      U/W DSCR (2)   LTV Ratio (2)
----------------------------------------------------------------------------------------------------------------
       CTL                   1        $  2,092,645        0.3%          8.140%         N/A              N/A
1.06x   -   1.19             1           1,653,637        0.2%          7.890%         1.06x           79.5%
1.20    -   1.21            10          48,223,226        6.3%          8.103%         1.21            74.5%
1.22    -   1.29            90         364,015,466       47.9%          8.025%         1.26            73.6%
1.30    -   1.34            46         143,520,375       18.9%          8.057%         1.31            73.8%
1.35    -   1.39            14          44,092,870        5.8%          8.095%         1.38            74.5%
1.40    -   1.88x           45         156,816,048       20.6%          7.745%         1.51            67.8%
                          --------------------------------------------------------------------------------------
Total/Weighted Average:    207        $760,414,266      100.0%          7.982%         1.32x           72.6%
                          ======================================================================================

Maximum U/W DSCR (2):    1.88x
Minimum U/W DSCR (2):    1.06x
Wtd. Avg. U/W DSCR (2):  1.32x

(1) Assumes a Cut-off Date of December 1, 1999.
(2) Excluding the CTL Loan.

                        Cut-off Date Loan-to-Value Ratios

                                                                       Weighted
                                                     Percentage of     Average                       Weighted
                          Number of   Cut-off Date      Initial        Mortgage      Weighted        Average
Range of Cut-off Date      Mortgage     Principal     Mortgage Pool    Interest      Average       Cut-off Date
Loan-to-Value Ratios        Loans      Balance (1)      Balance         Rates       U/W DSCR (2)  LTV Ratio (2)
----------------------------------------------------------------------------------------------------------------
       CTL                   1        $  2,092,645        0.3%          8.140%          N/A             N/A
40.50%  -   55.00%          10          24,157,104        3.2%          8.514%         1.40x           51.5%
55.10%  -   65.00%          25          64,056,845        8.4%          8.165%         1.43            61.0%
65.10%  -   67.50%          13          32,805,312        4.3%          8.156%         1.34            66.0%
67.60%  -   70.00%          21         106,333,468       14.0%          8.293%         1.31            69.1%
70.10%  -   72.50%          30          80,981,811       10.6%          8.195%         1.35            71.5%
72.60%  -   75.00%          38         150,728,851       19.8%          7.891%         1.31            73.8%
75.10%  -   77.50%          18          85,088,725       11.2%          7.737%         1.31            76.7%
77.60%  -   78.50%          20          84,738,068       11.1%          7.577%         1.31            78.0%
78.60%  -   79.50%          13          45,350,492        6.0%          7.704%         1.27            79.0%
79.60%  -   80.00%          16          77,184,985       10.2%          8.048%         1.27            79.8%
80.10%  -   86.40%           2           6,895,962        0.9%          7.380%         1.30            84.6%
                          --------------------------------------------------------------------------------------
Total/Weighted Average:    207        $760,414,266      100.0%          7.982%         1.32x           72.6%
                          ======================================================================================

Maximum Cut-off Date LTV Ratio (2):     86.4%
Minimum Cut-off Date LTV Ratio (2):     40.5%
Wtd. Avg. Cut-off Date LTV Ratio (2):   72.6%

(1) Assumes a Cut-off Date of December 1, 1999.
(2) Excluding the CTL Loan.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

                         Cut-off Date Principal Balances

                                                                       Weighted
                                                        Percentage of  Average                      Weighted
                               Number of  Cut-off Date     Initial     Mortgage     Weighted        Average
     Range of Cut-off Date      Mortgage   Principal    Mortgage Pool  Interest      Average      Cut-off Date
      Principal Balances         Loans    Balance (1)      Balance      Rates      U/W DSCR (2)   LTV Ratio (2)
===============================================================================================================
$   399,636  -        500,000       1    $    399,636        0.1%       8.880%         1.42x           63.6%
    500,001  -        750,000      13       8,602,367        1.1%       8.552%         1.27            69.2%
    750,001  -      1,000,000      16      13,871,300        1.8%       8.174%         1.40            68.2%
  1,000,001  -      1,250,000      18      20,080,689        2.6%       8.205%         1.35            69.9%
  1,250,001  -      1,500,000      15      21,155,610        2.8%       8.129%         1.32            66.7%
  1,500,001  -      1,750,000      18      29,069,384        3.8%       8.109%         1.31            72.5%
  1,750,001  -      2,000,000      19      35,100,836        4.6%       7.863%         1.33            71.8%
  2,000,001  -      3,000,000      34      83,259,280       10.9%       8.066%         1.34            71.6%
  3,000,001  -      4,000,000      19      65,693,774        8.6%       7.938%         1.35            74.0%
  4,000,001  -      5,000,000      14      62,376,529        8.2%       7.970%         1.37            72.3%
  5,000,001  -      6,000,000      10      54,843,770        7.2%       7.964%         1.31            75.1%
  6,000,001  -      7,000,000       8      52,671,714        6.9%       7.928%         1.27            73.2%
  7,000,001  -      8,000,000       5      36,794,009        4.8%       7.892%         1.28            75.5%
  8,000,001  -      9,000,000       2      16,993,437        2.2%       7.463%         1.26            79.4%
  9,000,001  -     11,500,000       7      74,415,539        9.8%       7.674%         1.35            73.0%
 11,500,001  -     15,500,000       4      49,915,131        6.6%       7.974%         1.34            74.8%
 15,500,001  -     34,500,000       2      53,763,882        7.1%       7.865%         1.37            70.5%
 34,500,001  -  $  44,973,184       2      81,407,381       10.7%       8.320%         1.26            71.1%
                               --------------------------------------------------------------------------------
Total/Weighted Average:           207    $760,414,266      100.0%       7.982%         1.32x           72.6%
                               ================================================================================

Maximum Cut-off Date Scheduled Principal Balance: $44,973,184
Minimum Cut-off Date Scheduled Principal Balance: $   399,636
Average Cut-off Date Scheduled Principal Balance: $ 3,673,499

(1) Assumes a Cut-off Date of December 1, 1999.
(2) Excluding the CTL Loan.

                      Mortgage Loans by Amortization Type

                                                                       Weighted
                                                       Percentage of    Average                    Weighted
                           Number of    Cut-off Date      Initial      Mortgage    Weighted        Average
                           Mortgage      Principal     Mortgage Pool   Interest    Average       Cut-off Date
Loan Type                   Loans       Balance (1)       Balance        Rates    U/W DSCR (2)  LTV Ratio (2)
=============================================================================================================
Balloon                      192        $681,963,958       89.7%         7.971%     1.33x           72.8%
Hyper-Amortizing              10          71,047,595        9.3%         8.079%     1.31            71.6%
Fully Amortizing               5           7,402,714        1.0%         8.066%     1.30            63.3%
                           ----------------------------------------------------------------------------------
Total/Weighted Average:      207        $760,414,266      100.0%         7.982%     1.32x           72.6%
                           ==================================================================================

(1) Assumes a Cut-off Date of December 1, 1999.
(2) Excluding the CTL Loan.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

                             Mortgage Interest Rates

                                                                       Weighted
                                                        Percentage of   Average                        Weighted
                              Number of  Cut-off Date      Initial     Mortgage        Weighted        Average
       Range of                Mortgage   Principal     Mortgage Pool  Interest         Average      Cut-off Date
Mortgage Interest Rates         Loans    Balance (1)       Balance       Rates        U/W DSCR (2)   LTV Ratio (2)
==================================================================================================================
6.320%     -     7.000%           16    $ 64,233,696          8.4%       6.749%           1.41x           75.8%
7.001%     -     7.250%           10      22,176,915          2.9%       7.137%           1.32            74.1%
7.251%     -     7.500%           11      52,973,427          7.0%       7.408%           1.37            76.7%
7.501%     -     7.750%            9      58,625,776          7.7%       7.695%           1.25            77.7%
7.751%     -     8.000%           30     149,163,978         19.6%       7.918%           1.31            72.6%
8.001%     -     8.250%           51     174,450,663         22.9%       8.133%           1.33            72.5%
8.251%     -     8.500%           38     101,264,841         13.3%       8.346%           1.31            70.9%
8.501%     -     8.750%           25     114,893,314         15.1%       8.593%           1.30            68.5%
8.751%     -     9.000%           12      14,720,832          1.9%       8.829%           1.33            66.2%
9.001%     -     9.280%            5       7,910,824          1.0%       9.149%           1.45            69.2%
                              ------------------------------------------------------------------------------------
Total/Weighted Average:          207    $760,414,266        100.0%       7.982%           1.32x           72.6%
                              ====================================================================================

Maximum Wtd. Avg. Mortgage Interest Rate:  9.280%
Minimum Wtd. Avg. Mortgage Interest Rate:  6.320%
Wtd. Avg. Mortgage Interest Rate:          7.982%

(1) Assumes a Cut-off Date of December 1, 1999.
(2) Excluding the CTL Loan.

                         Occupancy Rates at Underwriting

                                                                            Weighted
                                                            Percentage of   Average                     Weighted
                             Number of       Cut-off Date       Initial     Mortgage     Weighted       Average
       Range of              Mortgaged         Principal     Mortgage Pool  Interest     Average      Cut-off Date
Occupancy Rates at U/W     Properties (1)     Balance (2)       Balance      Rates     U/W DSCR (3)   LTV Ratio (3)
===================================================================================================================
79.0%     -      79.9%            2        $    2,162,854          0.3%      8.184%        1.32x          66.9%
80.0%     -      89.9%           17            47,098,113          6.2%      8.177%        1.29           71.5%
90.0%     -      94.9%           32           149,348,629         19.6%      8.127%        1.30           73.5%
95.0%     -      97.4%           30           165,317,792         21.7%      7.715%        1.32           75.3%
97.5%     -     100.0%          125           364,431,166         47.9%      7.979%        1.32           72.1%
                            ---------------------------------------------------------------------------------------
Total/Weighted Average:         206        $  728,358,554         95.8%      7.963%        1.32x          73.1%
                            =======================================================================================

Maximum Occupancy Rate at U/W:      100.0%
Minimum Occupancy Rate at U/W:       79.0%
Wtd. Avg. Occupancy Rate at U/W:     96.3%

(1) Does not include any hotel properties.
(2) Assumes a Cut-off Date of December 1, 1999.
(3) Excluding the CTL Loan.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

                         Years Built/Years Renovated (1)

                                                                          Weighted
                                                           Percentage of  Average                       Weighted
                            Number of     Cut-off Date        Initial     Mortgage      Weighted        Average
  Range of Years            Mortgaged       Principal      Mortgage Pool  Interest       Average      Cut-off Date
  Built/Renovated          Properties      Balance (2)        Balance      Rates       U/W DSCR (3)   LTV Ratio (3)
===================================================================================================================
1963     -     1970             8        $   19,170,424          2.5%      7.961%          1.36x          72.2%
1971     -     1980            21            49,608,416          6.5%      8.001%          1.32           74.9%
1981     -     1990            58           234,026,071         30.8%      7.727%          1.36           73.6%
1991     -     1999           125           457,609,356         60.2%      8.112%          1.31           71.8%
                           ----------------------------------------------------------------------------------------
Total/Weighted Average:       212        $  760,414,266        100.0%      7.982%          1.32x          72.6%
                           ========================================================================================

Maximum Year Built/Renovated:      1999
Minimum Year Built/Renovated:      1963
Wtd. Avg. Year Built/Renovated:    1991

(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.
(2) Assumes a Cut-off Date of December 1, 1999.
(3) Excluding the CTL Loan.

                      Mortgage Pool Prepayment Profile (1)

                            Number of
           Months Since      Mortgage   Outstanding    % of Pool    Yield       Prepayment   % of Pool
Date      Cut-off Date (2)    Loans     Balance (mm)    Lockout   Maintenance    Premium        Open       Total
-----------------------------------------------------------------------------------------------------------------
Dec-99          0              207      $     760.4      99.41%      0.59%        0.00%         0.00%      100.0%

Dec-00          12             207      $     753.8      98.65%      1.35%        0.00%         0.00%      100.0%

Dec-01          24             207      $     746.5      96.81%      3.19%        0.00%         0.00%      100.0%

Dec-02          36             207      $     738.5      89.31%      10.43%       0.00%         0.26%      100.0%

Dec-03          48             205      $     727.1      81.07%      18.93%       0.00%         0.00%      100.0%

Dec-04          60             204      $     715.3      76.86%      23.14%       0.00%         0.00%      100.0%

Dec-05          72             204      $     705.3      76.92%      23.08%       0.00%         0.00%      100.0%

Dec-06          84             201      $     679.3      75.59%      24.41%       0.00%         0.00%      100.0%

Dec-07          96             201      $     667.7      75.66%      21.40%       0.00%         2.94%      100.0%

Dec-08          108            168      $     564.2      86.96%      11.54%       0.66%         0.83%      100.0%

Dec-09          120            12       $     19.3       36.38%      44.88%       0.00%         18.73%     100.0%

Dec-10          132            11       $     14.8       43.40%      56.60%       0.00%         0.00%      100.0%

Dec-11          144            11       $     13.9       41.71%      58.29%       0.00%         0.00%      100.0%

Dec-12          156            11       $     12.9       39.58%      29.83%       0.00%         30.59%     100.0%

Dec-13          168            9        $     6.9        62.98%      37.02%       0.00%         0.00%      100.0%

Dec-14          180            3        $     2.5        80.11%      19.89%       0.00%         0.00%      100.0%

Dec-15          192            3        $     2.1        81.78%      18.22%       0.00%         0.00%      100.0%

Dec-16          204            3        $     1.8        84.25%      15.75%       0.00%         0.00%      100.0%

Dec-17          216            3        $     1.4        88.32%      11.68%       0.00%         0.00%      100.0%

Dec-18          228            2        $     0.9        100.00%     0.00%        0.00%         0.00%      100.0%
-----------------------------------------------------------------------------------------------------------------

(1) Calculated assuming that no Mortgage Loan prepays, defaults or is repurchased prior to stated maturity, except that the hyper-amortization loans are assumed to pay in full on their respective Anticipated Repayment Dates. Otherwise calculated based on Maturity Assumptions to be set forth in the final prospectus supplement.
(2) Assumes a Cut-off Date of December 1, 1999.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

                   Prepayment Provision as of Cut-off Date (1)

                                                                           Weighted      Weighted         Weighted
                                                                           Average       Average          Average
                                                          Percentage of   Remaining     Remaining        Remaining      Weighted
        Range of              Number of   Cut-off Date       Initial       Lockout       Lockout        Lockout Plus    Average
    Remaining Terms to        Mortgage     Principal      Mortgage Pool    Period     Plus YM Period   Premium Period   Maturity
Stated Maturity (Years) (2)    Loans      Balance (1)        Balance       (Years)       (Years)          (Years)      (Years) (2)
==================================================================================================================================
3.0        -           3.9        2      $   2,988,450         0.4%          0.9           3.0              3.0            3.4
4.0        -           4.9        1          2,692,755         0.4%          4.3           4.3              4.3            4.6
6.0        -           6.9        3         16,086,057         2.1%          6.3           6.3              6.3            6.8
8.0        -           8.9       33        106,697,071        14.0%          3.0           8.2              8.2            8.7
9.0        -           9.9      156        606,243,387        79.7%          8.7           9.3              9.3            9.8
10.0       -           10.9       1          4,514,716         0.6%          0.0           8.3              9.3           10.4
13.0       -           13.9       2          6,636,564         0.9%          6.1          12.7             12.7           13.2
14.0       -           14.9       6          9,395,262         1.2%         11.8          14.3             14.3           14.7
18.0       -           18.9       1          1,413,723         0.2%          8.8          18.6             18.6           18.9
19.0       -           19.9       1          1,653,637         0.2%         19.5          19.5             19.5           19.8
20.0       -           20.9       1          2,092,645         0.3%         19.6          19.6             19.6           20.1
                              ----------------------------------------------------------------------------------------------------
Total/Weighted Average:         207      $ 760,414,266       100.0%          7.9           9.2              9.2            9.7
                              ====================================================================================================

(1) Assumes a Cut-off Date of December 1, 1999.
(2) In the case of the hyper-amortization loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the indicated column.

                                Prepayment Option

                                                                                Weighted    Weighted        Weighted
                                                                                Average     Average         Average
                                                                Percentage of  Remaining   Remaining       Remaining       Weighted
                                       Number of  Cut-off Date     Initial      Lockout     Lockout       Lockout Plus     Average
                                       Mortgage    Principal    Mortgage Pool   Period   Plus YM Period  Premium Period   Maturity
       Prepayment Option                Loans     Balance (1)      Balance      (Years)     (Years)         (Years)      (Years) (2)
====================================================================================================================================
Lockout / Defeasance                     153     $ 570,106,400       75.0%         9.4         9.4             9.4            9.8
Lockout / Yield Maintenance               52       183,100,396       24.1%         3.3         8.8             8.8            9.3
Yield Maintenance / Prepayment Premium     1         4,514,716        0.6%         0.0         8.3             9.3           10.4
Lockout                                    1         2,692,755        0.4%         4.3         4.3             4.3            4.6
                                       ---------------------------------------------------------------------------------------------
Total/Weighted Average:                  207     $ 760,414,266      100.0%         7.9         9.2             9.2            9.7
                                       =============================================================================================

(1) Assumes a Cut-off Date of December 1, 1999.
(2) In the case of the hyper-amortization loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the indicated column.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

                           Significant Mortgage Loans

                                                                                  Percentage of
                            Property         Units/            Cut-off Date      Initial Mortgage     Appraised    Mortgage Interest
#  Property Name              Type         Square Feet    Principal Balance (1)    Pool Balance         Value           Rate
====================================================================================================================================
1  The Wilton Mall           Retail        540,021 SF      $     44,973,184            5.9%        $  64,500,000        8.580%
------------------------------------------------------------------------------------------------------------------------------------
2  Frandor Mall              Retail        457,978 SF            36,434,197            4.8%           50,000,000        8.000%
------------------------------------------------------------------------------------------------------------------------------------
3  The Alliance Loan       Multifamily         666 Units         32,777,802            4.3%           42,450,000        7.740%
------------------------------------------------------------------------------------------------------------------------------------
4  Stanford Square           Office         70,816 SF            20,986,080            2.8%           35,000,000        8.060%
------------------------------------------------------------------------------------------------------------------------------------
5  Woodscape Apartments    Multifamily         498 Units         13,571,925            1.8%           17,500,000        7.430%
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                                    $    148,743,188           19.6%        $ 209,450,000        8.075%
                                                           =========================================================================

                                       Cut-off Date
#  Property Name           U/W DSCR        LTV
===================================================
1  The Wilton Mall           1.26x        69.7%
---------------------------------------------------
2  Frandor Mall              1.26         72.9%
---------------------------------------------------
3  The Alliance Loan         1.24         77.2%
---------------------------------------------------
4  Stanford Square           1.57         60.0%
---------------------------------------------------
5  Woodscape Apartments      1.29         77.6%
---------------------------------------------------
Total/Weighted Average:      1.30x        71.5%
                        ===========================

(1) Assumes a Cut-off Date of December 1, 1999.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

                                 The Wilton Mall

                                LOAN INFORMATION

--------------------------------------------------------------------------------
Cut-off Date Principal Balance:           $44,973,184

% of Initial Mortgage Pool
Balance:                                  5.9%

Mortgage Loan Seller:                     Column Financial, Inc.

Mortgage Interest Rate:                   8.580%

Term to ARD:                              10 years

Amortization Term:                        30 years

Call Protection:                          Prepayment Lockout; U.S. Treasury
                                          defeasance permitted as of the 2
                                          year anniversary of the Closing Date.

Cut-off Date LTV:                         69.7%

Maturity/ARD LTV:                         63.2%

U/W DSCR:                                 1.26x

Cross Collateralization/Default:          No/No

Special Provisions:                       Hyper-Amortization Loan; Cash
                                          Management
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

--------------------------------------------------------------------------------
Single Asset/Portfolio:                   Single Asset

Property Type:                            Retail

Location:                                 Saratoga Springs, New York

Years Built/Renovated:                    1990/1991

Collateral:                               540,021 square feet of a 655,682
                                          square foot regional mall located in
                                          Saratoga Springs

Property Manager:                         Genessee Management, Inc.

Underwritable Cash Flow:                  $5,286,893

Appraised Value:                          $64,500,000

Appraisal Date:                           September 1, 1999

Occupancy Rate at U/W:                    91%
--------------------------------------------------------------------------------

Additional Information:

Subject Property includes 540,021 square feet of a 655,682 square foot regional mall located at 3065 Route 50 in Saratoga Springs, New York. The center was constructed in 1990 and was subsequently expanded in 1991. The Property is a one-level, enclosed regional shopping mall. Major tenants include Sears (S&P rated A-) and Bon Ton; other tenants include J.C. Penney (S&P rated BBB+), Dick's Sporting Goods and an eight screen Hoyt's movie theatre. The property also contains a BJ's Wholesale Club as a freestanding outparcel (not included in collateral). In addition to the existing three anchor tenants, a separate parcel exists which potentially could serve as a fourth anchor tenant site (not to be included within the collateral).

Sarwil Associates, L.P., a New York limited partnership, is the owner/developer of Wilton Mall. The property is managed by Genessee Management, Inc. Both companies are affiliates of Wilmorite, Inc. ("Wilmorite"), which is a leading owner and operator of regional malls in the United States. Wilmorite manages 16 regional malls and 5 power centers comprising 17.1 million square feet. Wilmorite has been in business since the late 1940's and since that time has been a family owned and operated real estate development company. Wilmorite has been involved in the development of many different property types including retail, office, residential and hotel, but in the last 15 years, the company has narrowed its focus on retail property development and in particular, on regional shopping malls.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

                                  Frandor Mall

                                LOAN INFORMATION

--------------------------------------------------------------------------------
Cut-off Date Principal Balance:            $36,434,197

% of Initial Mortgage Pool Balance:        4.8%

Mortgage Loan Seller:                      Column Financial, Inc.

Mortgage Interest Rate:                    8.000%

Balloon Term:                              10 years

Amortization Term:                         30 years

Call Protection:                           Prepayment Lockout; U.S. Treasury
                                           defeasance permitted as of the 2
                                           year anniversary of the Closing Date.

Cut-off Date LTV:                          72.9%

Maturity LTV:                              65.3%

U/W DSCR:                                  1.26x

Cross Collateralization/Default:           No/No

Special Provisions:                        Cash Management
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

--------------------------------------------------------------------------------
Single Asset/Portfolio:                    Single Asset

Property Type:                             Retail

Location:                                  Lansing, Michigan

Years Built/Renovated:                     1950/1999

Collateral:                                457,978 square foot retail power
                                           center located in Lansing

Property Management:                       The Frandorson Coporation

Underwritable Cash Flow:                   $4,051,315

Appraised Value:                           $50,000,000

Appraisal Date:                            August 13, 1999

Occupancy Rate at U/W:                     95%
--------------------------------------------------------------------------------

Additional Information:

Subject property is a 457,978 square foot retail power center anchored by Kroger (S&P rated BBB-), Office Depot (S&P rated BBB) and CompUSA, located in Lansing, Michigan.

Frandor Mall was originally constructed in phases beginning in 1950 by Frandorson Properties. In March of 1998, Lomax Stern Development Company and Frandorson Properties formed a Joint Venture in which Lomax acquired 50% ownership of the property. The newly formed ownership commenced a $17.5 million redevelopment program. The redevelopment program, which was completed during the summer of 1999, included the razing of an existing enclosed mall area and existing structures, plus construction of 150,000 square feet of additional space. The property is currently 95% leased. Many of the existing leases are long-term leases with terms exceeding the term of the loan.

The development partner, Lomax Stern Development Company, has extensive experience in both construction and leasing. The principals, Chris Brochert and David Stern, have been partners in over 30 retail centers ranging in size from 31,000 square feet to 550,000 square feet.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

                                The Alliance Loan

                                LOAN INFORMATION

--------------------------------------------------------------------------------
Cut-off Date Principal Balance:            $32,777,802

% of Initial Mortgage Pool
Balance:                                   4.3%

Mortgage Loan Seller:                      Column Financial, Inc.

Mortgage Interest Rate:                    7.740%

Balloon Term:                              10 years

Amortization Term:                         30 years

Call Protection:                           Prepayment Lockout; U.S.
                                           Treasury defeasance permitted as of
                                           the 2 year anniversary of the Closing
                                           Date.

Cut-off Date LTV:                          77.2%

Maturity LTV:                              68.9%

U/W DSCR:                                  1.24x

Cross Collateralization/
Default:                                   Yes/Yes

Special Provisions:
                                           Release Provision available if
                                           (i) DSCR not less than 1.20x and (ii)
                                           LTV not greater than 80%; Cash
                                           Management.
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

--------------------------------------------------------------------------------
Single
Asset/Portfolio:                           Portfolio

Property Type:                             Multifamily

Location:                                  Virginia, Georgia and Maryland

Years Built/Renovated:                     1965 to 1994

Collateral:                                3 Multifamily properties with 666
                                           total units

Property Management:                       Alliance Residential Management,
                                           L.L.C.

Underwritable Cash
Flow:                                      $3,491,254

Appraised Value:                           $42,450,000

Appraisal Date:                            June 13, 1999 to September 13,
                                           1999

Wtd. Avg. Occupancy
Rate at U/W:                               96%
--------------------------------------------------------------------------------

                                                                         Year Built/                    Underwritable
Property Name                     City        State    Units   Occupancy  Renovated   Appraised Value     Cash Flow
=====================================================================================================================
Hampton Court Apartments       Alexandria      VA       307       98%     1965/1992    $  19,800,000    $  1,641,733
Lake of the Woods Apartments   College Park    GA       216       95%     1988/1989       12,850,000       1,029,641
Holly Tree Apartments          Waldorf         MD       143       95%     1974/1994        9,800,000         819,880
=====================================================================================================================

Additional Information:

Subject properties include three multifamily housing complexes including Hampton Court Apartments, Lake of the Woods Apartments and Holly Tree Apartments.

Hampton Court Apartments is a 307-unit multifamily complex contained in 7 brick, three and four-story walk-up apartment buildings located in Alexandria, VA. Unit mix at the subject is 83 1BR/1BA units, 72 2BR/1BA units, 96 2BR/1.5BA and 56 3BR/2BA units. Lake of The Woods Apartments is a 216-unit multifamily complex contained in 14 walk-up, two and three-story garden-style apartment buildings, located in College Park, GA. Unit mix at the subject is 72 1BR/1BA and 144 2BR/2BA units. Holly Tree Apartments is a 143-unit multifamily complex contained in 6 walk-up, three-story apartment buildings located in Waldorf, MD. Unit mix at the subject is 43 1BR/1BA units, 99 2BR/1.5BA and 1 2BR/2BA units.

The subject multifamily properties' amenities include swimming pools, fitness centers, laundry facilities, tennis and volleyball courts, surface parking, extensive landscaping and on-site management offices.

The three subject properties secure a single Mortgage Note. The borrower is a single purpose entity. Principals of the borrower include Andrew Schor and Steven Ivankovich. The borrower is affiliated with Alliance Holdings, Inc. ("Alliance"), a privately owned real estate investment, development and finance firm concentrated in the multifamily housing business. Alliance and its affiliates own interests in and manage more than 31,000 units throughout Texas, in the Midwest and along the eastern seaboard from Virginia to Florida.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

                                 Stanford Square

                                LOAN INFORMATION

--------------------------------------------------------------------------------
Cut-off Date Principal Balance:            $20,986,080

% of Initial Mortgage Pool
Balance:                                   2.8%

Mortgage Loan Seller:                      Column Financial, Inc.

Mortgage Interest Rate:                    8.060%

Balloon Term:                              10 years

Amortization Term:                         30 years

Call Protection:                           Prepayment Lockout; U.S.
                                           Treasury defeasance permitted as of
                                           the 2 year anniversary of the Closing
                                           Date.

Cut-off Date LTV:                          60.0%

Maturity LTV:                              53.7%

U/W DSCR:                                  1.57x

Cross Collateralization/
Default:                                   No/No

Special Provisions:                        Cash Management
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

--------------------------------------------------------------------------------
Single
Asset/Portfolio:                           Single Asset

Property Type:                             Office

Location:                                  Palo Alto, California

Years Built/Renovated:                     1983

Collateral:                                70,816 square foot Class A,
                                           multi-tenanted office building
                                           located in California

Property Management:                       Stanford Square Management Co. and
                                           Tarlton Properties, Inc.

Underwritable Cash
Flow:                                      $2,913,281

Appraised Value:                           $35,000,000

Appraisal Date:                            August 17, 1999

Occupancy Rate at U/W:                     100%
--------------------------------------------------------------------------------

Additional Information:

Subject property is a 70,816 square foot, Class A office building located in the Central Business District of Palo Alto, California, constructed in 1983. Improvements consist of one four-story structure, and two levels of underground parking. Amenities include two elevators, a central atrium/courtyard, private balconies and landscaping. Major tenants include PHB Hagler Bailey (18,331 square feet), an international management and economic consulting firm, and Bon Appetit Management Company (17,825 square feet), a food service management company that contracts its services to corporations, institutions and universities.

The borrowing entity consists of two Tenants-In-Common SPE's including Stanford Square, LLC ("SSLP") (94.87% ownership) and Sea Biscuit, LLC (5.13% ownership). Joan Rounds, the Managing Member of SSLP, became involved in the partnership in 1986 through an entity she controls, JGR Ventures ("JGR"), which made the investment in SSLP. Through JGR and its ownership of several entities and affiliates, Joan Rounds manages commercial real estate in excess of $35 million. The property is managed by Stanford Square Management Co. and Tarlton Properties, Inc. ("Tarlton"), which manages several office and industrial buildings within the subject area. Tarlton Managing Partner, Tig Tarlton, has more than 30 years of real estate development, construction, and property management experience. During that period, he has personally managed, developed or remodeled over 2,500,000 square feet of commercial property.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

PNCMAC Series 1999-CM1                                         November 22, 1999

                      Collateral and Structural Term Sheet

                              Woodscape Apartments

                                LOAN INFORMATION

--------------------------------------------------------------------------------
Cut-off Date Principal Balance:                  $13,571,925

% of Initial Mortgage Pool
Balance:                                         1.8%

Mortgage Loan Seller:                            Midland Loan Services, Inc.

Mortgage Interest Rate:                          7.430%

Balloon Term:                                    10 years

Amortization Term:                               30 years

Call Protection:                                 Prepayment Lockout; Yield
                                                 Maintenance.

Cut-off Date LTV:                                77.6%

Maturity LTV:                                    68.5%

U/W DSCR:                                        1.29x

Cross Collateralization/Default:                 No/No
--------------------------------------------------------------------------------

                              PROPERTY INFORMATION

--------------------------------------------------------------------------------
Single Asset/Portfolio:                          Single Asset

Property Type:                                   Multifamily

Location:                                        Oklahoma City, Oklahoma

Years Built/Renovated:                           1984

Collateral:                                      A Multifamily complex with 498
                                                 units in Oklahoma.

Property Management:                             Case & Associates Properties,
                                                 Inc.

Underwritable Cash Flow:                         $1,465,029

Appraised Value:                                 $17,500,000

Appraisal Date:                                  July 10, 1999

Occupancy Rate at U/W:                           94%
--------------------------------------------------------------------------------

Additional Information:

Subject property is a 498-unit, garden-style multifamily apartment complex contained in 22 one, two and three-story apartment buildings, located in the northwest quadrant of Oklahoma City, Oklahoma. Unit mix at the subject is 384 1BR/1BA and 114 2BR/2BA. Apartments range in size between 525-1,078 square feet. Amenities include two in-ground swimming pools, two heated spas, a fitness center, a clubhouse facility, three central laundry facilities a dual tennis court and on-site management office.

The Borrower is Woodscape Apartments limited partnership, a single asset entity. Mr. Michael D. Case owns the controlling interest in the partnership. Michael Case of Tulsa, Oklahoma and his related entities are active investors in multifamily ownership, all of which is managed by Mr. Case through Case & Associates Properties, Inc. of Tulsa, Oklahoma. The related partnerships together control and operate over 20,000 units throughout the southwest. Mr. Case has a net worth in excess of $80 million with a strong liquid asset position.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc., Prudential Securities Incorporated, or any of their respective affiliates, and such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences). The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in information and is subject to modification or withdrawal at any time with or without notice. The contents hereof are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated. The information contained herein supersedes any and all information contained in any previously furnished summaries or term sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. Each of Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.


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